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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                          CURRENT REPORT ON FORM 8-K



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     January 27, 1998



                         FOUNTAIN OIL INCORPORATED
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            (Exact name of registrant as specified in its charter)



         Delaware                         0-9147                  91-0881481
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)


1400 Broadfield Blvd., Suite 100, Houston, Texas                  77084-5163
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   (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code     281-492-6992


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         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

     The Registrant announced on January 27, 1998 that it has entered into a letter of intent with CanArgo Energy Inc. ("CanArgo") under which a business combination involving the two companies would be effected. Execution of a definitive agreement governing the business combination of Registrant and CanArgo is subject to satisfactory completion of the due diligence examinations of the parties and final approvals by the Boards of Directors of Registrant and CanArgo.

     The Registrant issued a press release on January 27, 1998 regarding the proposed business combination. That press release is an exhibit to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits

          99(1) Press Release dated January 27, 1998 announcing execution of letter of intent


                                  SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FOUNTAIN OIL INCORPORATED


Date:  January 27, 1998                     By:  /s/ SUSAN E. PALMER
                                                 ----------------------------
                                                 Susan E. Palmer
                                                 Corporate Secretary

                                       2

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                                 EXHIBIT INDEX


                                                            FILED WITH
EXHIBIT                                                        THIS
NUMBER     EXHIBIT                                            REPORT
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99(1)     Press Release dated January 27, 1998 announcing
          execution of letter of intent                         X